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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                                     WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 30, 2005
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     001-31810                22-3720962
  (State or other jurisdiction    (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)


       55 MADISON AVENUE, SUITE 300, MORRISTOWN, NEW JERSEY           07960
             (Address of principal executive offices)              (Zip Code)


                                  973-290-0080
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to R ule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 24, 2005, Access Integrated Technologies, Inc. (the "Company") reported on Form 8-K that it had entered into a Digital Cinema Framework Agreement (the "Agreement") with Access Digital Media, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("ADM"), Christie/AIX, Inc., a Delaware corporation and a wholly owned subsidiary of ADM ("Christie/AIX"), and Christie Digital Systems USA, Inc., a California Corporation and a leading provider of digital cinema projections systems and related services ("Christie"). Among the various terms included in the Agreement was the option of either the Company or Christie to terminate the Agreement on August 31, 2005 if certain conditions were not met. On August 31, 2005, the Agreement was amended to change such date to September 30, 2005. On September 30, 2005, the Agreement was amended again to eliminate the provision allowing such termination.

         On October 3, 2005, the Company issued a press release announcing the September 30, 2005 amendment to the Agreement. A copy of the release is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NO.      DESCRIPTION


99.1             Press release of Access Integrated Technologies, Inc., dated
                 October 3, 2005.

                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                ACCESS INTEGRATED TECHNOLOGIES, INC.


                                By:     /s/Gary S. Loffredo
                                        ----------------------------------------
                                Name:   Gary S. Loffredo
                                Title:  Senior Vice President--Business Affairs,
                                        General Counsel and Secretary



                           Dated as of October 3, 2005



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